                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               Caspen Oil, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                                CASPEN OIL, INC.

                             IRONGATE 3, SUITE 201
                           777 S. WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 26, 1996



To the Stockholders of Caspen Oil, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Caspen Oil, Inc. ("Caspen" or the "Company") will be held in the Wadsworth Room at the Holiday Inn - Lakewood, 7390 W. Hampden Avenue, Lakewood, Colorado 80227 on the 26th day of March, 1996, at 11:00 a.m. (local time) for the following purposes:

         1. To elect one (1) director to hold office until the expiration of his term or until his successor has been duly elected and has qualified; and

         2. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on February 9, 1996, as the record date (the "Record Date") for determination of stockholders entitled to receive notice of, and to vote at, such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. The stock transfer books will not be closed.

         You are cordially invited to attend the meeting; HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED PROMPTLY TO SIGN, DATE AND MAIL THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES OF STOCK WILL BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. Your proxy will be returned to you if you are present at the meeting and should request its return.

                                        By Order of the Board of Directors



                                        Kimberley J. Love
                                        Secretary

February 26, 1996

                                CASPEN OIL, INC.

                             IRONGATE 3, SUITE 201
                           777 S. WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 26, 1996


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The accompanying proxy is solicited by the Board of Directors of Caspen Oil, Inc. ("Caspen" or the "Company"), to be voted at the Annual Meeting of Stockholders of Caspen to be held on March 26, 1996 (the "Annual Meeting"), at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of that meeting. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no directions are indicated, the shares will be voted FOR the election of the director nominated in this Proxy Statement and in the discretion of the persons appointed as Proxies in the accompanying Form of Proxy with respect to any other matter that is properly brought before the meeting.

         Each stockholder of Caspen has the unconditional right to revoke the proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to Caspen addressed as follows: Secretary, Caspen Oil, Inc., Irongate 3, Suite 201, 777 S. Wadsworth Boulevard, Lakewood, Colorado 80226. No revocation by written notice shall be effective unless such notice has been received by the Secretary of Caspen prior to the day of the Annual Meeting or by the inspector of elections at the Annual Meeting.

         The principal executive offices of Caspen are located at Irongate 3, Suite 201, 777 Wadsworth Boulevard, Lakewood, Colorado 80226. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being mailed to Caspen's stockholders on or about February 26, 1996.

         In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers, and regular employees of Caspen may solicit the return of proxies either by mail, personal interview, telephone, or telegraph. Officers and employees of Caspen will not be compensated additionally for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees, and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

         All costs of preparing, printing, assembling, and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed Form of Proxy, and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by Caspen.

                            PURPOSES OF THE MEETING

         At the Annual Meeting, Caspen's stockholders will be asked to consider and act upon the following matters:

         1. To elect one (1) director to hold office until the expiration of his term or until his successor has been duly elected and has qualified; and

         2. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

                               QUORUM AND VOTING

         The identity of stockholders entitled to receive notice of and to vote at the Annual Meeting, and the number of votes allocated to each stockholder, was determined as of the close of business on February 9, 1996 (the "Record Date"). On the Record Date, the Company had issued and outstanding 18,092,222 shares of common stock, par value $.01 per share (the "Common Shares"), 600,000 shares of its $1.80 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Shares"), 300,000 shares of its Series C Preferred Stock, par value $1.00 per share (the "Series C Shares") and 125,000 shares of its Series E Preferred Stock, par value $1.00 per share (the "Series E Shares").

         Each stockholder of record of the Common Shares, Series A Shares, Series C Shares and Series E Shares will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting. All shares will vote as a single class on each matter called to a vote.

         The Articles of Incorporation of the Company do not provide for cumulative voting rights.

         The presence, in person or by proxy, of holders of the majority of the issued and outstanding shares of the Common Shares, the Series A Shares, the Series C Shares and the Series E Shares is necessary to constitute a quorum at the Annual Meeting. Proxies that are returned but are marked to abstain from voting on any matter will be counted as present for purposes of determining a quorum. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares, the Series A Shares, the Series C Shares and the Series E Shares represented at the Annual Meeting (and voting as a single class) is required for the election of the director nominee.
Abstentions and proxies directing that the shares are not to be voted will not be counted as a vote in favor of a matter called for a vote.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

         The following table provides information regarding the beneficial ownership of the Common Shares, the Series A Shares, the Series C Shares and the Series E Shares as of the Record Date by (i) each person known to Caspen to be the beneficial owner of more than 5% of any class of the voting securities of Caspen; (ii) each director and nominee for director of Caspen; (iii) each executive officer named in the Summary Compensation Table presented below under the heading "Executive Compensation"; and (iv) all directors, the nominee for director and all executive officers of Caspen as a group.


                                                             AMOUNT        PERCENT       PERCENT
                                                          BENEFICIALLY        OF          OF ALL
           BENEFICIAL OWNER              TITLE OF CLASS      OWNED*         CLASS        CLASSES
           ----------------              --------------   ------------      -----        -------
 Mcorp Management  . . . . . . . . .    Series A Shares       74,400(1)     12.4%            **
   P. O. Box 655415
   Dallas, Texas 75265

 Bradley Resources Co.   . . . . . .    Series A Shares       38,000(2)      6.3%            **
   P. O. Box 292
   Wellsville, New York 14895

 Churchill U.S.A., Inc.  . . . . . .    Series C Shares      300,000       100.0%           1.6%
   Irongate 3, Suite 200
   777 S. Wadsworth Boulevard
   Lakewood, Colorado 80226

 Anthony J. Carroll  . . . . . . . .    Common Shares      2,438,500(3)     13.3%          12.6%
   Irongate 3, Suite 201
   777 S. Wadsworth Boulevard
   Lakewood, Colorado 80226
 Trans Energy, Inc.  . . . . . . . .    Common Shares      4,522,308(4)     25.0%          23.7%
   Irongate 3, Suite 201                Series A Shares      207,694        34.6%           1.1%
   777 S. Wadsworth Boulevard
   Lakewood, Colorado 80226

 Wendy A. Cribari  . . . . . . . . .    Common Shares      5,022,340(5)     27.8%          26.3%
   Irongate 3, Suite 200                Series C Shares      300,000(5)    100.0%           1.6%
   777 S. Wadsworth Boulevard
   Lakewood, Colorado 80226

 FAI Insurance Group . . . . . . . .    Series E Shares      125,000       100.0%            **
    14th Floor
    77 Pacific Highway
    N. Sydney, Australia NSW 2060

 John J. Crawford  . . . . . . . . .    Common Shares            -0-          **             **

 Gary N. Davis   . . . . . . . . . .    Common Shares        280,000(6)      1.5%           1.4%
 Kimberley J. Love   . . . . . . . .    Common Shares            -0-          **             **

 Directors and Officers
   as a Group (4 Persons   . . . . .    Common Shares      2,718,500(7)     14.6%          13.9%

---------------
* Unless otherwise indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.

**       Represents less than one percent.

(1) The Schedule 13D, dated November 6, 1983 and filed with the Company by The Equitable Company of Texas (predecessor to Mcorp Management), indicated that The Equitable Company of Texas has sole voting and investment power with respect to such shares.

(2) The Schedule 13D, dated January 30, 1990, and filed with the Company by Bradley Resources Company, indicated that Bradley Resources Company is a New York general partnership of which George W. Holbrook, Jr. and James R. McGoogan are the general partners and share the voting and dispositive power with respect to such shares.

(3) Includes 220,000 Common Shares issuable pursuant to the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) The entirety of these shares is held under a Voting Trust Agreement with Wendy A. Cribari, President of Churchill U.S.A., Inc. ("CUSA") and President, Treasurer and Director of Trans Energy, Inc. Ms. Cribari serves as Trustee with sole voting and dispositive power over Trans Energy's shares. The terms of the Voting Trust Agreement run until December 31, 2002.

(5) Ms. Cribari holds sole voting and dispositive power over 4,522,308 shares pursuant to a Voting Trust Agreement with Trans Energy, Inc. See footnote (4) above. As President of CUSA, Ms. Cribari shares voting and dispositive control over the Series C Shares held of record by CUSA. Ms. Cribari owns 500,032 shares individually.

(6) Includes 280,000 Common Shares issuable pursuant to the exercise of stock options that are exercisable within 60 days of the Record Date.

(7) Includes 500,000 Common Shares issuable pursuant to the exercise of stock options that are exercisable within 60 days of the Record Date. See footnotes (3) and (6) above.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The Articles of Incorporation of Caspen provide for a Board consisting of not fewer than three (3) and not more than fifteen (15) members. The number of directors may be determined by resolution of the Board at any meeting; presently, the Board has set the number of directors at four (4). In addition, the Bylaws of Caspen provide for division of the Board into four (4) classes and require that the number of directors within each distinct class must be as close to equal as possible. At the present time, the Board is comprised of four classes of directors with one director in each of the four classes. The term of office for one class of directors expires each year, with the term of the fourth class of directors expiring at the Annual Meeting.

         Unless otherwise directed in the enclosed Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Proxy FOR the election of the following nominee for the office of director of Caspen, to serve as a director of the fourth class for four (4) years or until his successor shall have been duly elected and qualified:

                                                             PRESENT              SERVED AS              YEAR TERM
                                                             POSITION              DIRECTOR             AS DIRECTOR
                  NOMINEE                     AGE          WITH CASPEN              SINCE                TO EXPIRE
                  -------                     ---          -----------              -----                ---------
 John J. Crawford  . . . . . . . . . . .       48            Director                1991                  1999

         Although management does not contemplate that the above-named nominee will refuse or be unable to accept or serve as a director of Caspen, the persons appointed in the enclosed Form of Proxy intend, if the nominee becomes unavailable, to vote the shares represented by the Proxy FOR the election of such other person as may be nominated or designated by the Company's management, unless they are directed by the Form of Proxy to do otherwise.

         The following information is provided with respect to directors of the classes who will continue to serve as directors of Caspen until the expiration of their terms on the dates indicated:

                                                        PRESENT               SERVED AS           YEAR TERM
                                                        POSITION              DIRECTOR           AS DIRECTOR
                DIRECTOR               AGE            WITH CASPEN               SINCE             TO EXPIRE
                --------               ---            -----------               -----             ---------
        FIRST CLASS

        Anthony J. Carroll  . .        59        Chairman of the Board,         1990                 1996
                                                  President and Chief
                                                   Executive Officer

        SECOND CLASS

        Gary N. Davis . . . . .        43       Chief Financial Officer         1990                 1997
                                                      and Director
        THIRD CLASS

        Kimberley J. Love . . .        37        Secretary and Director         1990                 1998

         The following is a brief account of the business experience, during the past five years, of each director, each nominee for director and each executive officer of the Company. Each of the persons identified below is a citizen of the United States who has a business address at the Company.

         Anthony J. Carroll has been Chairman of the Board, President and Chief Executive Officer of Caspen since June 1990.

         Gary N. Davis has been Chief Financial Officer of Caspen since July 1990 and a director of Caspen since June 1990.

         Kimberley J. Love has been Secretary and a director of Caspen since July 1990. Since May 1989, Mrs. Love has served as President of KTP Energy, Inc. ("KTP"), a subsidiary of CUSA, which holds the oil and gas assets of Churchill Technology Inc., a publicly traded company. Mrs. Love has also served as Treasurer of KTP since January 1987. In April 1993, Mrs. Love was elected President of Churchill Energy, Inc., a subsidiary of CUSA.

         John J. Crawford has been a director of Caspen since January 1991. Since 1993, Mr. Crawford has served as a grant writer and grant administrator for the Denver Public Schools. Since June 1984, Mr. Crawford has been a financial consultant to both public and private companies in the Denver area.

         Other than Kimberley J. Love, Secretary of the Company, who is the daughter of Anthony J. Carroll, Chairman of the Board, President and Chief Executive Officer of the Company, no family relationships exist between any of the executive officers and directors of the Company.

         The Board of Caspen has a standing audit committee on which Kimberley
J. Love and John J. Crawford currently sit. The duties of the audit committee include making recommendations to the Board concerning the hiring and dismissal of Caspen's independent auditors; reviewing the completed audit with the independent auditors and in connection with that review, addressing any issues regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary. During the 1995 fiscal year, the audit committee held one (1) meeting.

         The Board of Caspen currently does not have a standing nominating, compensation or similar committee. Pursuant to the Company's Bylaws, notice of a stockholder's intent to make a nomination for the Board must be received by the Secretary of the Company at least ninety (90) days before the annual meeting of stockholders or within seven (7) days following the date on which notice of a special meeting of stockholders is first given to stockholders; in addition, the notice must contain certain specified information.

         During the 1995 fiscal year, the Board held one annual meeting and six
(6) other meetings. On four (4) other occasions the Board took action by unanimous written consent of its members. Each of the members of the Board participated in at least seventy-five percent (75%) of the aggregate number of meetings (including unanimous consents ) of the Board and all committees of the Board on which the director served during the 1995 fiscal year.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides information for fiscal 1995 concerning the total compensation paid by Caspen and its wholly-owned subsidiary, Summit Overseas Exploration, Inc. ("Summit"), to Anthony J. Carroll as Chairman of the Board, President and Chief Executive Officer of the Company, who is the only executive officer of the Company whose annual compensation exceeded $100,000 in fiscal 1995.


                                                     ANNUAL                   LONG-TERM COMPENSATION
                                                  COMPENSATION                         AWARDS
                                        -------------------------------   -----------------------------

                               YEAR                                         RESTRICTED
                              ENDED                                            STOCK        OPTIONS/        ALL OTHER
            NAME             JULY 31,     SALARY       BONUS     OTHER        AWARDS        SARS (#)       COMPENSATION
  ------------------------   --------     ------       -----     -----        ------        --------       ------------
 Anthony J. Carroll            1995      $144,000      $ --       $ --         $ --           $ --          $6,386(1)
 Chairman of the Board,        1994      $144,000      $ --       $ --         $ --           $ --          $4,856(1)
 President and Chief           1993      $144,000      $ --       $ --         $ --           $ --          $4,300(1)
 Executive Officer


---------------
(1) Reflects the premiums paid by the Company for a life insurance policy with respect to Mr. Carroll, the beneficiary of which is Mr. Carroll's estate.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES

         The following table provides information with respect to Anthony J. Carroll concerning options exercised during the fiscal year ended July 31, 1995, and unexercised options held as of July 31, 1995.

                                                                                               VALUE OF
                                                                         NUMBER OF            UNEXERCISED
                                                                        UNEXERCISED          IN-THE-MONEY
                                                                      OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                        FY-END (#)            FY-END ($)

                        SHARES ACQUIRED ON                             EXERCISABLE/          EXERCISABLE/
         NAME              EXERCISE (#)       VALUE REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE
         ----              ------------       ------------------       -------------         -------------
  Anthony J. Carroll             0                     0                 220,000/0                0/0



EMPLOYMENT AGREEMENTS

         Effective January 4, 1994, Mr. Carroll entered into an employment agreement with Summit, which operates the oil and gas activities of the Company, generally providing the following terms: (1) an initial term of 24 months; (2) continued employment as President and Chairman of the Board during that time at an annual salary of $144,000; (3) the sole discretion of Mr. Carroll to elect at any time during the initial term to terminate the initial term of the agreement and to enter into an extension term with the Company for 24 months after such election, during which Mr. Carroll would be employed as President of Summit Energy, (U.K.) Ltd., with primary responsibility for managing and directing all of the interests and activities of the Company in the North Sea and the United Kingdom; (4) an annual salary during the extension term of $125,000, which would be deemed earned on the first day of the extension term, but would be paid in equal monthly installments; (5) the permissible termination of the agreement by the Company in the case of disability of Mr. Carroll (upon 180 days notice), or upon Mr. Carroll's repeated and willful failure in bad faith to discharge the duties assigned to him that are materially detrimental to the business and affairs of the Company; and (6) if the Company terminates the President for such failure, the Company will continue to pay Mr. Carroll a salary of $125,000 per annum and provide certain other benefits (including the use of an office and an automobile, and payment for an executive assistant) for the remainder of the agreement's term. On December 1, 1995, the Board of Directors of Summit approved the extension of the expiration date of the employment agreement until May 1, 1997. Effective July 1, 1995, Mr. Carroll voluntarily deferred $5,000 per month of his salary. This action does not affect the Company's contractual obligation relative to Mr. Carroll's employment agreement.

COMPENSATION OF DIRECTORS

         Outside directors of the Company have historically been paid the sum of $600 cash for their attendance at each meeting of the Board of Caspen.
Under the Company's Stock Bonus Plan (the "Bonus Plan"), directors entitled to receive cash compensation for attendance at meetings of the Board may elect to receive instead Common Shares as remuneration. If, as allowed under the terms of the Bonus Plan, a director elects to receive Common Shares in lieu of cash, the recipient director would receive the number of Common Shares having a value equal to the cash fees to which he would otherwise be entitled.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective March 31, 1994, Summit entered into a Service and Operations Agreement (the "Service Agreement") with CUSA. The initial term of the Service Agreement expired on July 31, 1995, at which time the Service Agreement was automatically renewed for an additional one-year term and may be automatically renewed for one additional one-year term. Under the terms of the Service Agreement, CUSA is to provide financial and operational management and general corporate legal services to the Company. CUSA also provides the personnel and office space necessary for the operations of the Company. The Service Agreement with CUSA provides for the payment to CUSA of its actual costs plus ten percent (revised to five percent effective June, 1995), (the "Costs"). In the event that the Costs exceed the computed average of the preceding three months' amount, the Company will not be obligated to pay such excess. Any costs in excess of the computed average of the preceding three months' amount will be borne by CUSA. The Company believes that the amounts payable to CUSA pursuant to the Service Agreement are less than what the Company would be required to pay an independent third party to provide such services.

         CUSA owns 100% of the outstanding capital stock of Trans Energy, Inc., which is a principal stockholder of the Company. Kimberley J. Love, Secretary and Director of the Company, serves as an executive officer in two subsidiaries of CUSA. See "Directors and Executive Officers."


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Mitchell Finley & Co., P.C. served as the Company's independent public accountants during fiscal 1995 and will continue to serve as the Company's independent public accountants during fiscal 1996. It is expected that representatives of Mitchell, Finley & Co., P.C. will be present at the Annual Meeting, that such representatives will have a chance to make a statement if they so desire and that such representatives will be available to respond to appropriate questions. Mitchell Finley & Co., P.C. recently combined with BDO Seidman, LLP and henceforth will be known as BDO Seidman, LLP.


                                 OTHER BUSINESS

         Management knows of no business other than that previously disclosed that will be brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying Form of Proxy (if authorized to do so by the Proxy) to vote the shares as they deem advisable.

                           PROPOSALS OF STOCKHOLDERS

         All proposals by stockholders intended to be present at the next Annual Meeting of Stockholders of Caspen must be received by Caspen at its principal executive offices on or before October 26, 1996 for inclusion in Caspen's proxy statement relating to that meeting.


                                 ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the year ended July 31, 1995 is being mailed to stockholders with this Proxy Statement as the Annual Report to Stockholders. The Annual Report is not to be regarded as proxy soliciting material.


                                        By Order of the Board of Directors


                                        Kimberley J. Love, Secretary


February 26, 1996
Lakewood, Colorado

                                                                   Common Shares

                                CASPEN OIL, INC.
                             IRONGATE 3, SUITE 201
                           777 S. WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the Common Shares, par value $.01 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 9, 1996 (the "Record Date"), at the Annual Meeting of Stockholders to be held on March 26, 1996, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM (AS SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND HAS QUALIFIED.

    [ ]    FOR the nominee listed below.

    [ ]    WITHHOLD AUTHORITY to vote for nominee listed below.
                        NOMINEE AND YEAR TERM TO EXPIRE
                          John J. Crawford        1999

                                                            FOR  AGAINST ABSTAIN

2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE [ ]    [ ]     [ ]
    UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
    THE MEETING.


                          (PLEASE SIGN ON OTHER SIDE)



                             (CONTINUED FROM FRONT)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.

                                  Dated:  ________________________________, 1996

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature if Held Jointly

                                  Please execute this Proxy as your name
                                  appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                       SERIES A PREFERRED SHARES

                                CASPEN OIL, INC.
                             IRONGATE 3, SUITE 201
                           777 S. WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anthony J. Carroll, Gary N. Davis and W. Alan Kailer, and each of them, as proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the $1.80 Cumulative Convertible Preferred Shares, par value $1.00 per share, of Caspen Oil, Inc. (the "Company") held of record by the undersigned at the close of business on February 9, 1996 (the "Record Date"), at the Annual Meeting of Stockholders to be held on March 26, 1996, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT AS DIRECTOR OF THE COMPANY THE FOLLOWING PERSON, TO HOLD OFFICE UNTIL THE EXPIRATION OF HIS TERM (AS SET FORTH OPPOSITE HIS NAME), OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND HAS QUALIFIED.

    [ ]    FOR the nominee listed below.

    [ ]    WITHHOLD AUTHORITY to vote for nominee listed below.
                        NOMINEE AND YEAR TERM TO EXPIRE
                          John J. Crawford        1999

                                                            FOR  AGAINST ABSTAIN

2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE [ ]    [ ]     [ ]
    UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
    THE MEETING.


                          (PLEASE SIGN ON OTHER SIDE)



                             (CONTINUED FROM FRONT)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IDENTIFIED IN PROPOSAL 1 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.

                                      Dated:  ____________________________, 1996

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature if Held Jointly

                                      Please execute this Proxy as your name
                                      appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.